UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 9, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant
(a)Dismissal of Previous Independent Registered Public Accounting Firm
Effective as of June 9, 2025, the Audit Committee dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. The audit report of KPMG on the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, or other similar opinion as defined in Item 304(a)(1)(ii) of Regulation S-K. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024, and in the subsequent interim period through June 9, 2025 (the “Interim Period”), there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report for such year. Except for the disclosure of the material weakness of the Company’s internal control over financial reporting as disclosed in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2024 or in the Interim Period.
Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures in this Current Report prior to filing this Current Report with the SEC. The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements above. A copy of KPMG’s letter dated June 13, 2025 is filed as Exhibit 16.1 to this Current Report.
(b)Appointment of New Independent Registered Public Accounting Firm
The Audit Committee, on and effective as of June 9, 2025, appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.
The Audit Committee has authorized KPMG to respond fully to the inquiries of Grant Thornton, as the successor independent registered accounting firm.
During the Company’s most recent fiscal year ending December 31, 2024, and during the Interim Period, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton, regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits The following exhibits are filed with this Current Report:

Exhibit No.	Description
16.1	Letter from KPMG LLP to the SEC dated June 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

Dated: June 13, 2025
/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary